UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 19, 2006
                Date of Report (Date of earliest event reported)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                         1-4141                   13-1890974
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
  230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d- 2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))
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Item 1.01  Amendment to a Material Definitive Agreement

On April 19, 2006, the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc., (the "Company"), in accordance with its current executive compensation philosophy of targeting the median of the Company's competitive group, approved the following actions:

o Base salary increase for Christian W.E. Haub, Executive Chairman, to $775,000 on April 9, 2006

o Base salary increases in 2 stages for Eric Claus, President & Chief Executive Officer, to $650,000 on March 1, 2006, and to $750,000 on September 1, 2006 subject to satisfactory performance review

o Establishment of long-term incentive award targets as a percentage of base salary in the percentage amount of 150% for Christian W.E. Haub and 275% for Eric Claus

o Approval of eligibility for certain executives to participate in the Company's Supplemental Executive Retirement Plan effective June 1, 2006, including John E. Metzger, Executive Vice President, Stephen Slade, Senior Vice President - Merchandising and Paul Wiseman, Senior Vice President - Store Operations.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 25, 2006


                                  THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                                  By:    /s/ Allan Richards
                                         ---------------------------
                                         Allan Richards, Senior Vice
                                         President & Secretary